                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-39971) of our reports as of the dates and the related financial statements of the companies listed below which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                                                     PRICE WATERHOUSE LLP OFFICE
                         COMPANY                                     DATE                    CITY, STATE
----------------------------------------------------------  ----------------------  -----------------------------
Dispatch Management Services Corp.                          December 5, 1997        Detroit, Michigan
Atlantic Freight Systems, Inc.                              December 4, 1997        Philadelphia, Pennsylvania
Aero Special Delivery Service, Inc.                         September 9, 1997       Sacramento, California
Gregory W. Austin (dba Battery Point Messenger and Alpha
  Express)                                                  November 14, 1997       Sacramento, California
Washington Express Services, Inc.                           November 7, 1997        Detroit, Michigan
MLQ Express, Inc.                                           August 27, 1997         Atlanta, Georgia
American Eagle Endeavors, Inc.                              November 25, 1997       Detroit, Michigan
A&W Couriers, Inc.                                          December 12, 1997       Austin, Texas
Fleetfoot Max, Inc.                                         October 7, 1997         Seattle, Washington
Expressit Couriers, Inc.                                    November 11, 1997       Detroit, Michigan
Express Enterprise, Inc.--Ground Operations                 November 21, 1997       Detroit, Michigan
Bullit Courier Services, Inc.                               September 11, 1997      Detroit, Michigan
Profall, Inc.                                               December 5, 1997        Los Angeles, California
Kangaroo Express                                            November 14, 1997       Denver, Colorado
National Messenger, Inc.                                    December 5, 1997        Los Angeles, California
S-Car-Go Courier, Inc.                                      November 14, 1997       Sacramento, California
Transpeed Courier Services, Inc.                            November 10, 1997       Denver, Colorado
A Courier, Inc. and Affiliates                              December 16, 1997       Atlanta, Georgia
Zoom Messenger Service Inc.                                 December 12, 1997       Philadelphia, Pennsylvania
Christopher D. Neal (dba Zap Courier and Crosstown
  Messenger)                                                November 25, 1997       Sacramento, California
Michael S. Studebaker (dba Studebaker Messenger Service)    December 12, 1997       Sacramento, California



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP



December 24, 1997

                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-39971) of our reports as of the dates and the related financial statements of the companies listed below which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                 COMPANY                                                    DATE
--------------------------------------------------------------------------  -------------------------------------
Brookside Systems and Programming Limited                                                 October 15, 1997
Bridge Wharf Investments Limited                                                         December 12, 1997
Security Despatch Limited (excluding the mail room services operations)                   October 15, 1997



/s/ PRICE WATERHOUSE
PRICE WATERHOUSE



London, England
December 24, 1997